Exhibit 10.79

May 12, 2004

Mr. M. Gregory O’Hara
Executive Vice President-Corporate Planning and Development
Worldspan, L.P.
300 Galleria Parkway, N.W.
Atlanta, Georgia 30339

Dear Greg:

Reference is made herein to the Employment Agreement (the “Agreement”), dated June 30, 2003, among Worldspan Technologies Inc. (formerly known as Travel Transaction Processing Corporation) (“Holding”), Worldspan, L.P. (the “Company”) and you (the “Executive”). Pursuant to the terms of this letter agreement, Holding, the Company and the Executive agree to amend the provisions of the Agreement, effective as of January 1, 2004, as set forth below.

1.                                       Appendix A of the Agreement is hereby amended and restated in its entirety sa follows:

“Target Bonus Tiers

80% or less of Bonus Targets	—	0% of Target Bonus
90% of Bonus Targets	—	50% of Target Bonus
100% of Bonus Targets	—	100% of Target Bonus
110% of Bonus Targets	—	150% of Target Bonus
115% of Bonus Targets	—	200% of Target Bonus”

Except as otherwise provided in this letter agreement, the terms of the Agreement shall remain in full force and effect.

Sincerely,

Worldspan Technologies Inc.		Worldspan, L.P.

By:	/s/ JEFFREY C. SMITH	By:	/s/ JEFFREY C. SMITH
	Jeffrey C. Smith		Jeffrey C. Smith
	General Counsel, Secretary and Senior Vice President Human Resources		General Counsel, Secretary and Senior Vice President Human Resources

Acknowledged and Agreed:

/s/ GREGORY O’HARA
M. Gregory O’Hara